UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JULY 20, 2004

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 204-2700

(Registrant’s telephone number, including area code)

Item 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

On July 20, 2004, Petrohawk Energy Corporation, formerly Beta Oil & Gas, Inc., hereinafter referred to as the “Company” or “we”, appointed Deloitte & Touche LLP (“Deloitte”) as independent auditors to perform the audit of the Company’s financial statements for fiscal year 2004.  During our two fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through March 31, 2004, we did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Concurrent with the appointment of Deloitte, the Company dismissed Ernst & Young LLP (“EY”) who audited our financial statements for fiscal year 2003 and has been our independent auditor since June 20, 2003.  We are engaging a different independent accounting firm for fiscal year 2004 as a result of the move of our corporate headquarters from Tulsa, Oklahoma to Houston, Texas. We notified EY of our decision in writing on July 20, 2004.

The decision to replace EY and engage Deloitte was approved by the audit committee of our board of directors.

HEIN & ASSOCIATES LLP (“HEIN”) was our independent auditor from 1997 until June 20, 2003.  We engaged EY during our fiscal year 2003 due to our desire to have independent auditors with an office and presence in Tulsa, Oklahoma where our corporate office was located until May 25, 2004.  HEIN did not maintain a Tulsa office, and we utilized auditors from HEIN’s Orange County, California office.

The report of EY on our financial statements for the fiscal year ended December 31, 2003 neither contained an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the Company’s fiscal year ended December 31, 2003 and the subsequent interim period through March 31, 2004, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make a reference thereto in its report on the financial statements of the Company for such time periods.  Also, during those time periods, there were no “reportable events,” as such term is used in Item 304(a)(1)(v) of Regulation S-K.

The disclosure required by Item 304 of Regulation S-K in connection with the Company’s decision to replace HEIN as our independent auditor and engage EY in 2003 was provided in the Company’s report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2003.

The Company has provided EY with a copy of this report on Form 8-K prior to its filing with the SEC and requested that EY furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of such letter is filed herewith as Exhibit 16.1.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	16.1	July 20, 2004 letter from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION

Date: July 20, 2004	By:	/s/ Shane M. Bayless
Shane M. Bayless
Chief Financial Officer